Exceptional items and remeasurements	6 Months Ended
Sep. 30, 2024
Exceptional Items And Remeasurements [Abstract]
Exceptional items and remeasurements
4. Exceptional items and remeasurements

To monitor our segmental financial performance, we use an adjusted consolidated profit measure that excludes certain income and expenses. We exclude items from adjusted profit because, if included, these items could distort understanding of our performance in the period and the comparability between periods. With respect to restructuring and transformation costs, these represent additional expenses incurred that are not related to normal business and day‑to-day activities. These can take place over multiple reporting periods given the scale of the Group, the nature and complexity of the transformation initiatives and due to the impact of strategic transactions. In assessing items to exclude from adjusted profit, management uses an exceptional items framework that has been discussed and approved by the Audit & Risk Committee, as detailed in note 5 of the Annual Report and Accounts for the year ended 31 March 2024.

Remeasurements comprise unrealised gains or losses recorded in the consolidated income statement arising from changes in the fair value of certain financial assets and liabilities categorised as held at fair value through profit and loss (FVTPL). Once the fair value movements are realised (for example, when the derivative matures), the previously recognised fair value movements are then reversed through remeasurements and recognised within earnings before exceptional items and remeasurements. These assets and liabilities include commodity contracts and derivative financial instruments to the extent that hedge accounting is either not achieved or is not effective. We have also classified the unrealised gains or losses reported in profit and loss on certain additional assets treated as FVTPL within remeasurements. These relate to financial assets (which fail the ‘solely payments of principal and interest test’ under IFRS 9), the money market fund investments used by Group Treasury for cash management purposes and the net foreign exchange gains and losses on borrowing activities. These are offset by foreign exchange gains and losses on financing derivatives measured at fair value. In all cases, these fair values increase or decrease because of changes in foreign exchange, commodity or other financial indices over which we have no control.

Six months ended 30 September 2024	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations
Provision for UK electricity balancing costs	151	—	151
Major transformation programme	(42)	—	(42)
Changes in environmental provisions	(1)	—	(1)
Net losses on commodity contract derivatives	—	(9)	(9)
	108	(9)	99

Six months ended 30 September 2023	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations
Cost efficiency programme	(39)	—	(39)
Transaction, separation and integration costs[1]	(11)	—	(11)
IFA1 fire insurance proceeds	92	—	92
Net gains on commodity contract derivatives	—	41	41
	42	41	83
1.Transaction, separation and integration costs represent the aggregate of distinct activities undertaken by the Group.

Provision for UK electricity balancing costs: During the year ended 31 March 2024, the ESO’s operating profit increased due to a substantial over-recovery of allowed revenues received under its regulatory framework. Under IFRS a corresponding liability is not recognised for the return of over-recoveries as this relates to future customers and services that have not yet been delivered. Following legislation to enable the separation of the ESO and the formation of the National Energy System Operator (NESO), the Group recognised a liability of £498 million representing the element of the over-recovery that would be settled through the sale process, as detailed in note 5 of the Annual Report and Accounts for the year ended 31 March 2024. In the period, the liability has been remeasured to reflect the final amount of over-recovered revenues which will transfer through the disposal which completed on 1 October 2024 (see note 6).
4. Exceptional items and remeasurements continued

Major transformation programme: Following the announcement of our new strategic priorities in May 2024, the Group entered into a new four-year transformation programme designed to implement our refreshed strategy to be a pre-eminent pureplay networks business. In the period, the Group incurred £42 million of costs in relation to the programme. The costs recognised primarily relate to technology implementation costs, employee costs and professional fees incurred in delivering the programme. Whilst the costs incurred in the six-month period do not meet the quantitative threshold to be classified as exceptional on a standalone basis, when taken in aggregate with the costs expected to be incurred over the duration of the programme, we have concluded that the costs should be classified as exceptional in line with our exceptional items policy. The total cash outflow for the period was £33 million.

Changes in environmental provisions: In the US, we recognise environmental provisions related to the remediation of the Gowanus Canal, Newtown Creek and the former manufacturing gas plant facilities previously owned or operated by the Group or its predecessor companies. The sites are subject to both state and federal environmental remediation laws in the US. Potential liability for the historical contamination may be imposed on responsible parties jointly and severally, without regard to fault, even if the activities were lawful when they occurred. The provisions and the Group’s share of estimated costs are re-evaluated at each reporting period. During the period, following discussions with the New York State Department of Environmental Conservation and the Environmental Protection Agency on the scope and design of remediation activities related to certain of our responsible sites, we have re-evaluated our estimates of total costs and recognised net movements of £1 million in relation to our provisions. Under the terms of our rate plans, we are entitled to recovery of environmental clean-up costs from rate payers in future reporting periods. Such recoveries through overall allowed revenues are not classified as exceptional in the future periods that they occur due to the extended duration over which such costs are recovered and the immateriality of the recoveries in any given year.

Cost efficiency programme: During the prior period, the Group incurred a further £39 million of costs in relation to the major cost efficiency programme announced in November 2021, that targeted at least £400 million savings per annum across the Group by the end of three years. The costs recognised primarily related to redundancy provisions, employee costs and professional fees incurred in delivering the programme. The total cash outflow in relation to these costs was £28 million. The cost efficiency programme completed in the year ended 31 March 2024, with total costs of £207 million recognised over the duration of the programme.

Transaction, separation and integration costs: During the prior period, the Group incurred £11 million of transaction and separation costs in relation to the disposals of NECO and the UK Gas Transmission business (see note 6) and the integration of NGED. The costs incurred primarily related to legal fees, professional fees, and employee costs. The total cash outflow in relation to these costs for the period was £9 million.

IFA1 interconnector insurance recovery: In September 2021, a fire at the IFA1 converter station in Sellindge, Kent caused significant damage to infrastructure on-site. In the prior period, the Group recognised net insurance claims of £92 million which were recognised as exceptional in line with our exceptional items policy and consistent with previous related claims. The total cash inflow for the period was £nil.
4. Exceptional items and remeasurements continued

Details of remeasurements, tax exceptional items and the tax effect of exceptional items and remeasurements are also provided in this note.

Six months ended 30 September 2024	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations	108	(9)	99
Included within net finance costs (note 5)
Net losses on derivative financial instruments	—	(15)	(15)
Net gains on financial assets at fair value through profit and loss	—	3	3
	—	(12)	(12)
Included within share of post-tax results of joint ventures and associates
Net losses on financial instruments	—	(3)	(3)
	—	(3)	(3)

Total included within profit before tax from continuing operations	108	(24)	84
Tax on exceptional items and remeasurements	11	6	17
Total exceptional items and remeasurements after tax from continuing operations	119	(18)	101

Six months ended 30 September 2023	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations	42	41	83
Included within net finance costs (note 5)
Net gains on derivative financial instruments	—	34	34
Net losses on financial assets at fair value through profit and loss	—	(8)	(8)
	—	26	26
Included within share of post-tax results of joint ventures and associates
Net gains on financial instruments	—	12	12
	—	12	12

Total included within profit before tax from continuing operations	42	79	121
Tax on exceptional items and remeasurements	1	(21)	(20)
Total exceptional items and remeasurements after tax from continuing operations	43	58	101